Exhibit 99.1

Union Pacific Reports Second Quarter 2022 Results

●	Earnings per diluted share of $2.93
●	Operating revenue up 14%
●	Operating income up 1%

Omaha, Neb., July 21, 2022 – Union Pacific Corporation (NYSE: UNP) today reported 2022 second quarter net income of $1.8 billion, or $2.93 per diluted share. This compares to 2021 second quarter net income of $1.8 billion, or $2.72 per diluted share.

“As anticipated, the Second Quarter was a tough one as we limited carloadings and increased expenses to recover network fluidity,” said Lance Fritz, Union Pacific chairman, president, and chief executive officer. “We also experienced record high fuel prices and increasing inflation, adding pressure to our total costs. Offsetting the cost pressures were higher fuel surcharge revenue, solid core pricing, a positive mix, and continued train size initiatives. The result was operating revenue and income growth. Our network fluidity improved through the quarter, and we are positioned to grow volumes in the back half of 2022 while continuing to improve our service product.”

Financial Results: Topline Growth Produces Quarterly Records for Operating Revenue, Operating Income, Net Income, and Earnings Per Share

Second Quarter 2022 Compared to Second Quarter 2021

●	Operating revenue of $6.3 billion was up 14% driven by higher fuel surcharge revenue, core pricing gains, and a positive business mix, offset slightly by volume declines.
●	Business volumes, as measured by total revenue carloads, were down 1%.
●	Union Pacific’s 60.2% operating ratio deteriorated by 510 basis points. Higher fuel prices negatively impacted the operating ratio 130 basis points.
●	Operating income of $2.5 billion was up 1%.
●	The company repurchased 3.1 million shares in second quarter 2022 at an aggregate cost of $722 million.

Operating Performance: Service and Efficiency Measures Lag as Network Recovery Continues

Second Quarter 2022 Compared to Second Quarter 2021

●	Quarterly freight car velocity of 187 daily miles per car, a 12% decline.
●	Quarterly locomotive productivity was 123 gross ton-miles (GTMs) per horsepower day, a 12% decline.
●	Average maximum train length was flat at 9,439 feet.
●	Quarterly workforce productivity was 1,034 car miles per employee, a 2% decline.
●	Fuel consumption rate of 1.076, measured in gallons of fuel per thousand GTMs, was flat.

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●	Union Pacific’s first half reportable personal injury rate improved to 0.93 per 200,000 employee-hours compared to 0.95 for first half 2021.

2022 Guidance: First Half 2022 Results Challenge Previous Full Year Volume and Operating Ratio Targets

Updated

●	Stronger second half volumes should produce full year carload growth of 4% to 5%
●	Full year operating ratio around 58%
●	Second half operating ratio improvement vs. 2021
●	Second half incremental margins around 50%

Affirmed

●	Pricing gains in excess of inflation dollars
●	Capital spending of $3.3 billion
●	Long term dividend payout target of 45% of earnings
●	Share repurchases in line with 2021

Second Quarter 2022 Earnings Conference Call

Union Pacific will webcast its second quarter 2022 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, July 21, 2022, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels, its ability to improve network performance (including those in response to increased traffic), its results of operations, and potential impacts of the COVID-19 pandemic and the Russian-Ukraine conflict. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2021, which was filed with the SEC on February 4, 2022. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and	2nd Quarter				Year-to-Date
Percentages, For the Periods Ended June 30,	2022	2021	%		2022	2021	%
Operating Revenues
Freight revenues	$5,842	$5,132	14%		$11,282	$9,781	15%
Other revenues	427	372	15		847	724	17
Total operating revenues	6,269	5,504	14		12,129	10,505	15
Operating Expenses
Compensation and benefits	1,092	1,022	7		2,193	2,048	7
Fuel	940	497	89		1,654	908	82
Purchased services and materials	622	478	30		1,183	968	22
Depreciation	559	550	2		1,114	1,099	1
Equipment and other rents	230	200	15		445	412	8
Other	331	284	17		668	604	11
Total operating expenses	3,774	3,031	25		7,257	6,039	20
Operating Income	2,495	2,473	1		4,872	4,466	9
Other income, net	163	125	30		210	176	19
Interest expense	(316)	(282)	12		(623)	(572)	9
Income before income taxes	2,342	2,316	1		4,459	4,070	10
Income taxes	(507)	(518)	(2)		(994)	(931)	7
Net Income	$1,835	$1,798	2%		$3,465	$3,139	10%

Share and Per Share
Earnings per share - basic	$2.93	$2.73	7%		$5.51	$4.73	16%
Earnings per share - diluted	$2.93	$2.72	8		$5.50	$4.72	17
Weighted average number of shares - basic	625.6	658.5	(5)		628.9	663.1	(5)
Weighted average number of shares - diluted	626.8	660.1	(5)		630.2	664.7	(5)
Dividends declared per share	$1.30	$1.07	21		$2.48	$2.04	22

Operating Ratio	60.2%	55.1%	5.1	pts	59.8%	57.5%	2.3	pts
Effective Tax Rate	21.6%	22.4%	(0.8)	pts	22.3%	22.9%	(0.6)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2022	2021	%	2022	2021	%
Freight Revenues (Millions)
Grain & grain products	$867	$795	9%	$1,744	$1,561	12%
Fertilizer	183	179	2	363	349	4
Food & refrigerated	271	251	8	538	486	11
Coal & renewables	492	423	16	1,000	764	31
Bulk	1,813	1,648	10	3,645	3,160	15
Industrial chemicals & plastics	557	498	12	1,077	933	15
Metals & minerals	562	467	20	1,047	842	24
Forest products	386	348	11	750	664	13
Energy & specialized markets	586	546	7	1,138	1,076	6
Industrial	2,091	1,859	12	4,012	3,515	14
Automotive	561	428	31	1,062	875	21
Intermodal	1,377	1,197	15	2,563	2,231	15
Premium	1,938	1,625	19	3,625	3,106	17
Total	$5,842	$5,132	14%	$11,282	9,781	15%
Revenue Carloads (Thousands)
Grain & grain products	195	204	(4%)	400	407	(2%)
Fertilizer	53	54	(2)	98	98	-
Food & refrigerated	48	48	-	95	93	2
Coal & renewables	202	198	2	427	372	15
Bulk	498	504	(1)	1,020	970	5
Industrial chemicals & plastics	161	156	3	321	296	8
Metals & minerals	205	182	13	387	328	18
Forest products	63	64	(2)	127	124	2
Energy & specialized markets	141	138	2	272	277	(2)
Industrial	570	540	6	1,107	1,025	8
Automotive	192	173	11	382	353	8
Intermodal [a]	805	878	(8)	1,562	1,674	(7)
Premium	997	1,051	(5)	1,944	2,027	(4)
Total	2,065	2,095	(1%)	4,071	4,022	1%
Average Revenue per Car
Grain & grain products	$4,451	$3,894	14%	$4,357	$3,838	14%
Fertilizer	3,437	3,304	4	3,701	3,550	4
Food & refrigerated	5,770	5,226	10	5,703	5,230	9
Coal & renewables	2,426	2,134	14	2,340	2,051	14
Bulk	3,642	3,266	12	3,574	3,256	10
Industrial chemicals & plastics	3,455	3,189	8	3,351	3,153	6
Metals & minerals	2,755	2,569	7	2,710	2,567	6
Forest products	6,128	5,463	12	5,898	5,357	10
Energy & specialized markets	4,161	3,944	6	4,189	3,886	8
Industrial	3,674	3,442	7	3,626	3,430	6
Automotive	2,919	2,479	18	2,780	2,482	12
Intermodal [a]	1,711	1,363	26	1,641	1,332	23
Premium	1,943	1,547	26	1,864	1,532	22
Average	$2,830	$2,449	16%	$2,771	$2,432	14%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2022	2021
Assets
Cash and cash equivalents	$788	$960
Short-term investments	46	46
Other current assets	3,142	2,545
Investments	2,287	2,241
Properties, net	55,315	54,871
Operating lease assets	1,706	1,787
Other assets	1,156	1,075
Total assets	$64,440	$63,525

Liabilities and Common Shareholders' Equity
Debt due within one year	$2,334	$2,166
Other current liabilities	3,668	3,578
Debt due after one year	29,673	27,563
Operating lease liabilities	1,295	1,429
Deferred income taxes	12,777	12,675
Other long-term liabilities	1,983	1,953
Total liabilities	51,730	49,364
Total common shareholders' equity	12,710	14,161
Total liabilities and common shareholders' equity	$64,440	$63,525

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
for the Periods Ended June 30,	2022	2021
Operating Activities
Net income	$3,465	$3,139
Depreciation	1,114	1,099
Deferred income taxes	93	128
Other - net	(505)	(147)
Cash provided by operating activities	4,167	4,219
Investing Activities
Capital investments*	(1,645)	(1,190)
Maturities of short-term investments	-	48
Purchases of short-term investments	-	(24)
Other - net	105	95
Cash used in investing activities	(1,540)	(1,071)
Financing Activities
Debt issued	4,090	2,896
Share repurchase programs	(3,473)	(4,085)
Debt repaid	(1,664)	(691)
Dividends paid	(1,556)	(1,350)
Net issued/(paid) of commercial paper	(151)	125
Accelerated share repurchase programs pending final settlement	-	(400)
Debt exchange	-	(268)
Other - net	(42)	(34)
Cash used in financing activities	(2,796)	(3,807)
Net Change in Cash, Cash Equivalents and Restricted Cash	(169)	(659)
Cash, cash equivalents, and restricted cash at beginning of year	983	1,818
Cash, cash equivalents, and restricted cash at end of period	$814	$1,159
Free Cash Flow**
Cash provided by operating activities	$4,167	$4,219
Cash used in investing activities	(1,540)	(1,071)
Dividends paid	(1,556)	(1,350)
Free cash flow	$1,071	$1,798

*	Capital investments include locomotive and freight car early lease buyouts of $46 million in 2022 and $23 million in 2021.
**	Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2022	2021	%		2022	2021	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)	187	213	(12)%		192	211	(9)%
Average train speed (miles per hour) *	23.6	25.0	(6)		23.9	25.1	(5)
Average terminal dwell time (hours) *	24.6	22.9	7		24.3	23.2	5
Locomotive productivity (GTMs per horsepower day)	123	140	(12)		126	139	(9)
Gross ton-miles (GTMs) (millions)	209,789	207,803	1		419,495	400,890	5
Train length (feet)	9,439	9,410	-		9,321	9,330	-
Intermodal car trip plan compliance (%)**	62	71	(9)	pts	67	74	(7) pts
Manifest/Automotive car trip plan compliance (%)**	56	67	(11)	pts	59	68	(9) pts
Workforce productivity (car miles per employee)	1,034	1,060	(2)		1,045	1,031	1
Total employees (average)	30,715	30,066	2		30,452	29,910	2

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$4.03	$2.16	87%		$3.48	$2.01	73%
Fuel consumed in gallons (millions)	226	223	1		460	439	5
Fuel consumption rate***	1.076	1.072	-		1.096	1.095	-

Revenue Ton-Miles (Millions)
Grain & grain products	19,459	20,190	(4)%		40,488	40,538	-%
Fertilizer	3,115	3,169	(2)		6,266	6,164	2
Food & refrigerated	4,257	4,641	(8)		8,959	9,139	(2)
Coal & renewables	20,558	20,716	(1)		44,808	38,252	17
Bulk	47,389	48,716	(3)		100,521	94,093	7
Industrial chemicals & plastics	7,685	7,990	(4)		15,244	15,045	1
Metals & minerals	9,662	8,584	13		18,407	15,460	19
Forest products	6,694	6,706	-		13,319	13,024	2
Energy & specialized markets	9,105	9,112	-		18,171	18,702	(3)
Industrial	33,146	32,392	2		65,141	62,231	5
Automotive	4,140	3,769	10		8,287	7,542	10
Intermodal	18,710	19,878	(6)		36,628	38,253	(4)
Premium	22,850	23,647	(3)		44,915	45,795	(2)
Total	103,385	104,755	(1)%		210,577	202,119	4%

*	Surface Transportation Board (STB) reported performance measures.
**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.
***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2022
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,440	$5,842	$11,282
Other revenues	420	427	847
Total operating revenues	5,860	6,269	12,129
Operating Expenses
Compensation and benefits	1,101	1,092	2,193
Fuel	714	940	1,654
Purchased services and materials	561	622	1,183
Depreciation	555	559	1,114
Equipment and other rents	215	230	445
Other	337	331	668
Total operating expenses	3,483	3,774	7,257
Operating Income	2,377	2,495	4,872
Other income, net	47	163	210
Interest expense	(307)	(316)	(623)
Income before income taxes	2,117	2,342	4,459
Income taxes	(487)	(507)	(994)
Net Income	$1,630	$1,835	$3,465

Share and Per Share
Earnings per share - basic	$2.58	$2.93	$5.51
Earnings per share - diluted	$2.57	$2.93	$5.50
Weighted average number of shares - basic	632.2	625.6	628.9
Weighted average number of shares - diluted	633.6	626.8	630.2
Dividends declared per share	$1.18	$1.30	$2.48

Operating Ratio	59.4%	60.2%	59.8%
Effective Tax Rate	23.0%	21.6%	22.3%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2022
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$877	$867	$1,744
Fertilizer	180	183	363
Food & refrigerated	267	271	538
Coal & renewables	508	492	1,000
Bulk	1,832	1,813	3,645
Industrial chemicals & plastics	520	557	1,077
Metals & minerals	485	562	1,047
Forest products	364	386	750
Energy & specialized markets	552	586	1,138
Industrial	1,921	2,091	4,012
Automotive	501	561	1,062
Intermodal	1,186	1,377	2,563
Premium	1,687	1,938	3,625
Total	$5,440	$5,842	$11,282
Revenue Carloads (Thousands)
Grain & grain products	205	195	400
Fertilizer	45	53	98
Food & refrigerated	47	48	95
Coal & renewables	225	202	427
Bulk	522	498	1,020
Industrial chemicals & plastics	160	161	321
Metals & minerals	182	205	387
Forest products	64	63	127
Energy & specialized markets	131	141	272
Industrial	537	570	1,107
Automotive	190	192	382
Intermodal [a]	757	805	1,562
Premium	947	997	1,944
Total	2,006	2,065	4,071
Average Revenue per Car
Grain & grain products	$4,269	$4,451	$4,357
Fertilizer	4,016	3,437	3,701
Food & refrigerated	5,637	5,770	5,703
Coal & renewables	2,262	2,426	2,340
Bulk	3,508	3,642	3,574
Industrial chemicals & plastics	3,247	3,455	3,351
Metals & minerals	2,660	2,755	2,710
Forest products	5,672	6,128	5,898
Energy & specialized markets	4,219	4,161	4,189
Industrial	3,574	3,674	3,626
Automotive	2,640	2,919	2,780
Intermodal [a]	1,566	1,711	1,641
Premium	1,782	1,943	1,864
Average	$2,711	$2,830	$2,771

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Jun. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2022	2021
Net income	$6,849	$6,523
Add:
Income tax expense	2,018	1,955
Depreciation	2,223	2,208
Interest expense	1,208	1,157
EBITDA	$12,298	$11,843
Adjustments:
Other income, net	(331)	(297)
Interest on operating lease liabilities [b]	51	56
Adjusted EBITDA	$12,018	$11,602
Debt	$32,007	$29,729
Operating lease liabilities	1,609	1,759
Unfunded/(funded) pension and OPEB, net of tax cost/(benefit) of ($33) and ($21)	(113)	(72)
Adjusted debt	$33,503	$31,416
Adjusted debt / Adjusted EBITDA	2.8	2.7

[a]	The trailing twelve months income statement information ended June 30, 2022, is recalculated by taking the twelve months ended December 31, 2021, subtracting the six months ended June 30, 2021, and adding the six months ended June 30, 2022.
[b]	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

*

Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other postretirement benefit) obligations divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides a reconciliation from net income to adjusted debt to adjusted EBITDA. At both June 30, 2022, and December 31, 2021, the incremental borrowing rate on operating lease liabilities was 3.2%.